702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS

RYDEX SERIES FUNDS

September 25, 2023

This Supplement applies to each series of Rydex Dynamic Funds and Rydex Series Funds (each, a "Fund" and collectively, the "Funds") included in the currently effective Rydex Dynamic Funds' Class A and Class C Shares Statutory Prospectus and Rydex Series Funds' Class A, Class C and Institutional Shares Statutory Prospectuses, as supplemented from time to time (each, a "Prospectus")

This supplement provides new and additional information beyond that contained in each Prospectus and should be read in conjunction with the Prospectus.

Effective September 29, 2023, shareholders purchasing or holding Fund shares through a J.P. Morgan Securities LLC brokerage account are eligible for the sales charge waivers and discounts described below, which may differ from those disclosed elsewhere in the Prospectus and statement of additional information. Therefore, effective September 29, 2023, the disclosure below describing the sales charge waivers and discounts available through J.P. Morgan Securities LLC is added to Appendix A ("Sales Charge Waivers and Discounts Through Intermediaries") of each Prospectus.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back- end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or statement of additional information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan

Securities LLC's share class exchange policy.

•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

•Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

•Shares purchased through rights of reinstatement.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion available at J.P. Morgan Securities LLC

•A shareholder in the Fund's Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund without any applicable sales charge if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•Breakpoints as described in the prospectus.

•Rights of Accumulation ("ROA") which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

•Letters of Intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Please retain this supplement for future reference.

SERIAH-SUP-0923x0524

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